UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2008

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of Navistar International Corporation (the “company”) responsive to this Item 2.02, and contained in Exhibits 99.1 and 99.2 filed herewith, is incorporated into this Item 2.02 by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICER

On May 27, 2008, Steven J. Klinger was elected to the Board of Directors of the company effective on the close of business on the second business day following the filing of the company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007. At this time, the company’s Board of Directors has not determined the committees, if any, to which Mr. Klinger will be appointed. Mr. Klinger is not a party to any transaction with the company or any of its subsidiaries in which he had a direct or indirect material interest requiring disclosure under this Item. Mr. Klinger serves as President and Chief Operating Officer, Smurfit-Stone Container Corporation since 2006. Prior to this position, he served as Executive Vice President, Packaging, Pulp & Global Procurement at Georgia-Pacific Corporation from 2003 to 2006 and President of Packaging, Georgia-Pacific from 2000 to 2002. Prior to 2000, he held numerous other positions within Georgia-Pacific. As a director of the company, Mr. Klinger will receive the compensation made available to directors of the company generally as outlined in the company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2005.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

On May 27, 2008, the Board of Directors of the company approved certain amendments to the company’s bylaws effective as of May 27, 2008 (the “Bylaw Amendments”). The Bylaw Amendments amend the company’s bylaws to permit uncertificated shares of the company’s capital stock in connection with participation by the company in a direct registration system. A copy of the Bylaw Amendments is attached as Exhibit 3.5 to this Current Report and is hereby incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Webcast

On May 23, 2008, the company announced that certain executives of the company will present via live web cast its second quarter fiscal 2008 operational metrics and discuss other business affecting the company on Wednesday, May 28th at approximately 10:00AM EDT. Copies of the slides containing financial and operating information to be used as part of the web cast are attached as Exhibit 99.1 to this Current Report, are incorporated by reference herein and will be available to investors on the investor relations page of the company’s web site prior to the start of the web cast. Also attached as Exhibit 99.2 to this Current Report and incorporated by reference herein, is a copy of a press release, containing information that may be discussed during the web cast.

The web cast can be accessed through a link on the investor relations page of Navistar’s web site at http://ir.navistar.com/events.cfm. Investors are advised to log on to the website at least 15 minutes prior to the start of the web cast to allow sufficient time for downloading any necessary software. The web cast will be available for replay at the same address approximately three hours following its conclusion, and will remain available for a period of 10 days.

Certain financial information contained in Exhibits 99.1 and 99.2 is preliminary and unaudited and has been prepared by management in good faith based on current company data. Until the company becomes current with its SEC filings, and the requisite audits of the financial statements and related disclosures included in those filings are complete, the financial information contained in those exhibits is subject to change.

2008 Annual Meeting

On May 27, 2008, the Board of Directors of the company established Friday, September 5, 2008 as the date of the company’s 2008 Annual Meeting of Stockholders (the “Annual Meeting”). Those resolutions also established June 7, 2008 as (i) the date by which the company must receive stockholder notice of intent to nominate a candidate for election as a director of the company or to bring any other matter before the Annual Meeting and (ii) the date as of which stockholder proposals pursuant to SEC Rule 14a-8 must be received in order to be considered for inclusion in the company’s proxy statement; all as contemplated by the advance bylaw notification provisions of the company’s bylaws. The record date and location of the Annual Meeting will be subsequently determined by the Board of Directors.

Navistar International Corporation (Other OTC: NAVZ) is a holding company whose wholly owned subsidiaries produce International® brand commercial and military trucks, MaxxForce™ brand diesel engines, IC brand school and commercial buses, and Workhorse brand chassis for motor homes and step vans. It also is a private-label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. The company also provides truck and diesel engine parts and service. Another affiliate offers financing services. Additional information is available at www.navistar.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description	Page
3.5	Bylaw amendment to permit uncertificated shares

99.1	Slide Presentation for Second Quarter Operational Metrics Web Cast to be held on May 28, 2008

99.2	Press Release

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Item 1A. Risk Factors of our Form 10-K for the fiscal year ended October 31, 2005, which was filed on December 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: May 28, 2008	/s/ William A. Caton
William A. Caton Executive Vice President and Chief Financial Officer